Exhibit 99.1

Guidance Software Reports Record Q2 2010 Results

•	Q2 2010 revenue increased 38 percent over Q2 2009

•	Q2 2010 product revenue increased 61 percent over Q2 2009

•	Q2 2010 Non-GAAP earnings per share of $0.03

•	Raises 2010 financial outlook for the second time this year

PASADENA, Calif. – August 2, 2010 – Guidance Software, Inc. (NASDAQ: GUID) today reported financial results for the second quarter ended June 30, 2010. Second quarter 2010 highlights, calculated in accordance with generally accepted accounting principles (GAAP) include:

•	Revenue of $22.7 million, an increase of $6.3 million, or 38 percent from $16.4 million in the second quarter of 2009

•	Product revenue of $11.2 million, an increase of $4.2 million, or 61 percent, from $7.0 million in the second quarter of 2009

•	Services and maintenance revenue of $11.5 million, an increase of $2.1 million, or 22 percent, from $9.4 million in the second quarter of 2009

•

Gross margin of 73.6 percent, a 4.2 percentage point increase from 69.4 percent in the second quarter of 2009, reflecting the Company’s reduced overall cost structure, the increase in product revenue and increased margins in its professional services business

•	GAAP net loss of $1.3 million, or ($0.05) per share, compared to a net loss of $5.8 million, or ($0.25) per share, in the second quarter of fiscal 2009

On a non-GAAP basis, which excludes share-based compensation, restructuring costs, amortization of intangibles and certain expenses related to the acquisition of Tableau, LLC, the Company reported pre-tax net income of $621,000, or $0.03 per share, in the second quarter of 2010. For the second quarter of 2009, the non-GAAP pre-tax net loss was $4.1 million, or ($0.18) per share.

Guidance Software President and Chief Executive Officer Victor Limongelli said, “With record second quarter revenues and a lower cost structure reflecting changes we made in 2009, we increased productivity while growing our business. We are looking forward to continued progress in the third quarter, particularly with the pending release of EnCase eDiscovery Version 4, the industry’s first unified product for in-house electronic discovery.”

2010 Financial Outlook:

Upon completing the acquisition of the assets of Tableau LLC in May, 2010, the Company raised its fiscal 2010 revenue guidance to a range of $83 - $87 million and its non-GAAP earnings guidance to $0.03 per share. Today, the Company announces another increase in 2010 guidance to a revenue range of $84 - $88 million for 2010 and non-GAAP earnings of approximately $0.03 - $0.04 per share.

Second Quarter 2010 Highlights and Recent Events

•	In May 2010, the Company acquired Tableau, LLC, the leader in the computer forensic hardware industry, for a net cash purchase price of $10.7 million.

•

The Company successfully hosted the 2010 Computer and Enterprise Investigations Conference (CEIC) in Summerlin, Nevada, drawing a record number of attendees and sponsors to four days of networking, training, best practice exchanges and previews from the latest technology and services vendors.

•

In July 2010, the Company announced that Integreon, the largest global provider of integrated research, legal and business solutions to professionals, will use Guidance Software EnCase® eDiscovery in conjunction with Integreon’s core service offerings to provide corporations and law firms world-class, e-discovery services for collection and expert analysis of electronically stored information (ESI).

•

The Company added 17 new EnCase® Enterprise customers in the second quarter of 2010. EnCase® Enterprise customers gained over the life of the product include over half of the Fortune 100 and nearly thirty percent of the Fortune 500. The Company also added 12 new customers for its products built on the EnCase® Enterprise platform, including four new EnCase® eDiscovery customers and seven new EnCase® Cybersecurity customers.

Conference Call Information:

The Company will host a conference call today at 2:00 p.m. pacific time, 5:00 p.m. eastern time to discuss its quarterly results. Participants should call (877) 303-9850 (North America) or (408) 427-3732 (International) and should dial in at least 5 minutes prior to the conference call.

A webcast and replay of the call may also be found on the Internet through Guidance Software’s Investor Relations website at http://investors.guidancesoftware.com/events.cfm. Registered users may access this content over the Internet, and there is no cost to register. If you have not already registered, please do so at least 15 minutes prior to the start of the conference call.

An audio-only replay of the call will be available by calling (706) 645-9291, passcode 86686988, available from 8:00 pm eastern time, August 2, through midnight August 10, 2010.

Forward Looking Statements:

This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements in this release involve risks and uncertainties that could cause actual results to differ materially from current expectations.

There can be no assurance that demand for the Company’s products will continue at current or greater levels, or that the Company will continue to grow revenues, or be profitable.

There are also risks that the Company’s pursuit of providing network security and eDiscovery technology might not be successful, or that if successful, it will not materially enhance the Company’s financial performance; that the Company could fail to retain key employees; that changes in customer requirements and other general economic and political uncertainties could impact the Company’s relationship with its customers; and that delays in product development, competitive pressures or technical difficulties could impact timely delivery of next-generation products; and other risks and uncertainties that are described from time to time in Guidance Software’s periodic reports and registration statements filed with the Securities and Exchange Commission.

The Company specifically disclaims any responsibility for updating these forward-looking statements.

About Guidance Software:

Guidance Software is recognized worldwide as the industry leader in digital investigative solutions. Its EnCase® platform provides the foundation for government, corporate and law enforcement organizations to conduct thorough, network-enabled, and court-validated computer investigations of any kind, such as responding to eDiscovery requests, conducting internal investigations, responding to regulatory inquiries or performing data and compliance auditing - all while maintaining the integrity of the data. There are more than 30,000 licensed users of the EnCase® technology worldwide, the EnCase® Enterprise platform is used by over half of the Fortune 100, and thousands attend Guidance Software’s renowned training programs annually. Validated by numerous courts, corporate legal departments, government agencies and law enforcement organizations worldwide, EnCase® has been honored with industry awards and recognition from Law Technology News, SC Magazine, Government Security News, Law Enforcement Technology and KMWorld. For more information about Guidance Software, visit www.guidancesoftware.com.

GUID-F

Guidance Software, Inc.

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Revenues:
Product revenue	$11,235	$6,990	$19,677	$15,345
Services and maintenance revenue	11,471	9,429	22,424	19,743

Total revenues	22,706	16,419	42,101	35,088

Cost of revenues:
Cost of product revenue	1,072	595	1,760	1,333
Cost of services and maintenance revenue	4,928	4,436	9,169	9,266

Total cost of revenues	6,000	5,031	10,929	10,599

Gross profit	16,706	11,388	31,172	24,489

Operating expenses:
Selling and marketing	9,060	9,316	17,285	18,881
Research and development	4,096	3,662	8,182	7,234
General and administrative	3,590	3,094	6,847	7,249
Depreciation	1,204	1,132	2,218	2,261

Total operating expenses	17,950	17,204	34,532	35,625

Operating loss	(1,244)	(5,816)	(3,360)	(11,136)

Interest income and other, net	18	9	53	33

Loss before income taxes	(1,226)	(5,807)	(3,307)	(11,103)

Income tax provision	37	12	86	86

Net loss	$(1,263)	$(5,819)	$(3,393)	$(11,189)

Net loss per share	$(0.05)	$(0.25)	$(0.15)	$(0.48)

Shares used in per share calculation - basic	23,094	23,212	23,055	23,247

Shares used in per share calculation - diluted	23,094	23,212	23,055	23,247

Supplemental Financial Data
Non-GAAP income (loss) before income taxes excluding share-based compensation expense, restructuring costs, acquisition-related expense and amortization of intangibles	$621	$(4,143)	$(360)	$(7,374)

Non-GAAP income (loss) before income taxes per basic and diluted shares outstanding excluding share-based compensation expense, restructuring costs, acquisition-related expense and amortization of intangibles	$0.03	$(0.18)	$(0.02)	$(0.32)

Guidance Software, Inc.

Calculation of Pre-Tax Non-GAAP Income (Loss)

(unaudited)

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Calculation of pre-tax non-GAAP income (loss):

GAAP net loss	$(1,263)	$(5,819)	$(3,393)	$(11,189)
Add:
Income tax provision	37	12	86	86
Acquisition- related expense	223	—	223	—
Amortization of intangibles	182	—	182	—
Restructuring costs	—	302	—	302
Share-based compensation expense (including related payroll taxes paid by the Company)	1,442	1,362	2,542	3,427

Non-GAAP income (loss) before income taxes excluding share-based compensation expense, restructuring costs, acquisition-related expense and amortization of intangibles	$621	$(4,143)	$(360)	$(7,374)

Non-GAAP income (loss) per share before income taxes excluding share-based compensation expense, restructuring costs, acquisition-related expense and amortization of intangibles
Basic	$0.03	$(0.18)	$(0.02)	$(0.32)

Diluted	$0.03	$(0.18)	$(0.02)	$(0.32)

Shares used in per share calculations:
Basic	23,094	23,212	23,055	23,247

Diluted	23,549	23,212	23,055	23,247

Detail of Share-based Compensation Expense:
Cost of product revenue	13	7	18	13
Cost of service and maintenance revenue	230	249	435	644
Selling and marketing	454	418	814	1,174
Research and development	337	391	526	724
General and administrative	408	297	749	872

Total share-based compensation expense	1,442	1,362	2,542	3,427

Detail of Restructuring Costs:
Cost of product revenue	—	13	—	13
Cost of service and maintenance revenue	—	89	—	89
Selling and marketing	—	98	—	98
Research and development	—	—	—	—
General and administrative	—	102	—	102

Total Restructuring Costs	—	302	—	302

Detail of Acquisition-related Expense:
General and administrative	223	—	223	—

Notes to Unaudited Condensed Consolidated Statements of Operations:

This press release and its attachments include the non-GAAP financial measures of income (loss) before income taxes excluding share-based compensation expense, restructuring costs, acquisition-related expenses and amortization of intangibles and non-GAAP income (loss) before income taxes per share excluding share-based compensation expense, restructuring costs, acquisition-related expenses and amortization of intangibles, which are reconciled to net loss and net loss per share, respectively, which we believe are the most comparable GAAP measures. We use these non-GAAP financial measures for internal managerial purposes, when publicly providing our business outlook, and to facilitate period-to-period comparisons. We describe limitations specific to each non-GAAP financial measure below.

Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of the non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, net loss and net loss per share calculated in accordance with GAAP.

Non-GAAP income (loss) is defined as follows: GAAP net income (loss) before income taxes excluding share-based compensation expense, restructuring costs, acquisition-related expenses and amortization of intangibles. Share-based compensation expense is recorded in accordance with the FASB Accounting Standards Codification (ASC 718) Compensation – Stock Compensation Topic (formerly Statement of Financial Accounting Standard No. 123R, “Share-Based Payment”) for equity awards to employees and directors. Management and the Board of Directors believe it is useful to review the supplemental non-GAAP financial measures, which excludes income taxes and expenses related to share-based compensation, restructuring, acquisition-related expenses and amortization of intangibles in evaluating the Company, its management team and business unit performance during a particular time period. Share-based compensation expense, restructuring costs, acquisition-related expenses, amortization of intangibles and income taxes are not the responsibility of operating managers and generally cannot be changed or influenced by management.

Additionally, we believe it is useful in measuring the Company’s performance to exclude expenses related to income taxes, share-based compensation expense, restructuring costs, acquisition-related expenses and amortization of intangibles because it facilitates comparability with prior period information.

Accordingly, management and the Board of Directors do not consider these excluded costs for purposes of evaluating the performance of the business, and they exclude such costs when evaluating the performance of the Company, its business units and its management teams and when making decisions to allocate resources among the Company’s business units.

Guidance Software, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	June 30, 2010	March 31, 2010	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$27,082	$38,734	$36,585
Trade receivables, net	12,554	12,128	16,932
Prepaid expenses, inventory and other current assets	3,478	2,505	2,233

Total current assets	43,114	53,367	55,750

Long-term assets:
Property and equipment, net	12,208	12,637	12,835
Intangible assets, net	5,393	—	—
Goodwill	3,911	—	—
Other assets	434	434	434

Total long-term assets	21,946	13,071	13,269

Total assets	$65,060	$66,438	$69,019

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,868	$2,973	$3,226
Accrued liabilities	6,224	5,348	4,143
Capital lease obligations	60	66	75
Deferred revenues	27,937	30,204	32,336

Total current liabilities	37,089	38,591	39,780

Long-term liabilities:
Rent incentives	1,582	1,760	1,929
Capital lease obligations	69	84	96
Deferred revenues	3,725	3,590	3,752

Total long-term liabilities	5,376	5,434	5,777

Stockholders’ equity:
Common stock	23	23	23
Additional paid-in capital	65,423	63,895	62,683
Treasury stock	(2,294)	(2,211)	(2,080)
Accumulated deficit	(40,557)	(39,294)	(37,164)

Total stockholders’ equity	22,595	22,413	23,462

Total liabilities and stockholders’ equity	$65,060	$66,438	$69,019

GUIDANCE SOFTWARE, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Six Months Ended June 30
	2010	2009
Operating Activities:
Net loss	$(3,393)	$(11,189)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation & amortization	2,218	2,261
Benefit for doubtful accounts	(48)	(202)
Share-based compensation	2,542	3,427
Changes in operating assets and liabilities:
Trade receivable	4,949	10,267
Prepaid expenses, inventory and other assets	(515)	264
Accounts payable	(225)	(439)
Accrued liabilities	1,682	(851)
Deferred revenues	(4,426)	(3,215)

Net cash provided by operating activities	2,784	323

Investing Activities:
Purchase of property and equipment	(1,542)	(1,537)
Acquisition, net of cash acquired	(10,686)	—

Net cash used in investing activities	(12,228)	(1,537)

Financing Activities:
Proceeds from the exercise of stock options	197	—
Common stock repurchased or withheld	(214)	(1,011)
Principal payments on capital leases	(42)	(121)

Net cash used in financing activities	(59)	(1,132)

Net decrease in cash and cash equivalents	(9,503)	(2,346)
Cash and cash equivalents, beginning of period	36,585	36,006

Cash and cash equivalents, end of period	$27,082	$33,660